DIVERSIFIED
RESOURCES INC.

Corporate Presentation

June 2015

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “should”, “likely” or similar expressions, indicates a forward-looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. The identification in this presentation of factors that may affect the company’s future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: The success of the company’s exploration and development efforts; the price of oil, gas and other produced gasses and liquids; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas, oil and other products; the ability of the company to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company’s capital costs, which may be affected by delays or cost overruns; cost of production; environmental and other regulations, as the same presently exist or may later be amended; the company’s ability to identify, finance and integrate any future acquisitions; and the volatility of the company’s stock price.

Corporate Goal

"Our goal is to build Diversified Resources into a premier energy exploration and production company with a market capitalization of $1 billion, over $1 billion of Proved Developed PV-10 and annual EBITDA of over $350 million."

Paul Laird - CEO

Executive Leadership

- Paul Laird - Director / CEO
  - Over 35 years of Rocky Mountain experience
  - Grew New Frontier Energy from no assets to 20 Bcf of reserves, and from zero value to a $100 million TEV
  - Former manager at Elf Aquitaine Exploration and Western Alliance Petroleum Corporation
- Duane Bacon - Director / COO
  - More than 30 years Rocky Mountain experience
  - Responsible for the first commercial development of the Codell formation in the DJ Basin
  - Was responsible for Garcia and DJ Basin development at Energy Oil and Gas, Inc.
- Jubal Terry - Exploration Manager
  - Over 35 years of experience as a petroleum Geologist
  - Previously worked at Skyline Resources, NFEI and Entek. Focused on the Rockies and specifically the Niobrara potential of the Green River, Powder and DJ Basin,
  - Extensive experience in the Appalachian, Illinois, and Cherokee basins

- Abdul Khan / CFO
  - 15 years of accounting experience in progressive leadership roles
  - Experience in auditing and controllership, including reporting, of multibillion dollar O&G companies

- **Roger May – Director**
- **Albert McMullin - Director**

Officers, Directors, Employees and share holders owning more then 5%	% of Total Shares Outstanding
	31.3%

Management Experienced in the Exploration and Production of Rocky Mountain Assets


Statistical

Business Strategy

Strategy Summary

Experience - Leverage management's significant operational and exploration experience by acquiring low risk leases and production in areas with significant exploration upside

Operations – Maintain Operational flexibility while controlling operating costs, utilizing state of the art exploration, drilling and completion technology

Relationships - Continue to forge strong relationships with local communities, farmers, ranchers, and Native American tribes

Environment - Environmental leaders in all areas of environmental regulation including air emissions, water distribution/conservation, land stewardship and remediation

Growth - Upside growth potential through targeted *lease acquisitions, production acquisitions and helium exploration*



Management has implemented this strategy with its Rocky Mountain properties and will continue as Diversified seeks value in other regions

Development Strategy

Not Just a Shale Player

Identify productive conventional or unconventional fields and producing properties with multiple target formations

---

Established oil production in areas with low development cost with high impact to PV-10 value and cash flow

---

Use state of the art geological, geophysical and drilling techniques to identify and produce productive formations in each play



Corporate Overview



Corporate Overview

- Company is based in Littleton, CO
- Company owns BIYA Operators, Inc.
- Company owns Natural Resource Group, Inc.
- Company's leasehold assets:
    - Garcia Field: 4,600 net acres
    - Timm Lease: 640 net acres
    - Shannon Roberts Wells: 160 net acres; three producing oil and gas wells
    - Horseshoe/Gallup Field: 10,080 Gross acres
- Approximately $6.4MM of shareholders' equity
- Management and Directors own 33.8% of outstanding shares

Profile

Shares Outstanding	23.1 million
Share Price	$.45
Market Capitalization	$10,420,000
Total Enterprise Value	$13,026,000
PV-10[2]	$49,464,000

Investment Highlights

Positioned in Proven Plays

- Timm Lease (Weld Co, CO) DJ Basin development acreage is within Noble's Grover Field; 16 currently economic vertical well locations
- Horseshoe/Gallup Field (San Juan Basin) 48 producing wells, 55 vertical PUDs, 59 Possible, and 80 potential horizontal locations
- Garcia Field (Raton Basin) exploration for Deep gas, oil and helium
- Corporate development plan calls for 70 producing wells by FYE 2016

Production and Reserve Growth Potential

- 2015YE Daily Production: 400 Boe
- 2016YE Daily Production: 700 Boe
- 2017YE Daily Production 1000 Boe

Operational Control High Working Interest

- Diversified will operate all of the assets
- Company owns majority WI for all developed and undeveloped properties
- Company owns approximately 15,500 gross and ~12,360 net acres

Positioned for Growth

- 155 development wells in the Horseshoe Gallup Field
- 22 horizontal Drilling locations on the Timm Lease
- Prioritizing Development Lease acquisitions in the DJ Basin
- Helium Exploration in the Raton and San Juan Basin

Short Term Goals

- Complete Capital Raise for 2015
- Rework 48 wells in the Horseshoe Gallup Field
- Drill three vertical wells in the Horseshoe Gallup Field and one vertical wells on the Timm Lease
- Acquire development leases in the DJ Basin



Rocky Mountain
Oil & Gas Fields
Montana
North
Dakota
Minnesota
Oregon
Idaho
South
Dakota
Wyoming
Iowa
Nevada
Nebraska
Utah
DJ Basin
Niobrara Codell
Colorado
Kansas
San Juan Basin
Horseshoe Gallup
Field
Niobrara/Mancos
Raton Basin
Garcia Field
Niobrara
New
Mexico
Californ



Horseshoe Gallup Field

Horseshoe/Gallup Overview

Acquisition Highlights

- Net Acres — 10,080
- Current Production — 85 BOPD
- Proved Reserves — 1,702 MBO
- Proved Developed — 293.6 MBO
- Proved Undeveloped — 1,408 MBO
- Total Proved PV 10% — $49,464 Mil
- PUD Locations — 55


DIVERSIFIED RESOURCES INC.
Archuleta
Sandoval


31N 16W
PUDS
DIVERSIFIED RESOURCES INC
Ute 2-B
136 MBOE

San Juan Basin

San Juan Basin Horseshoe Gallup Regional Activity



Archuleta
bp
ENERGEN
XTO ENERGY
DIVERSIFIED RESOURCES INC.
ConocoPhillips
encana
MERIDIAN Oil & Gas
Bayless
WPXENERGY
BURLINGTON RESOURCES
AMOCO
encana
ConocoPhillips
Sandoval



Colorado
New Mexico
Texas

DIVERSIFIED RESOURCES INC.

Structure Contour Gallup Sand



Hart
32N 18W
32N 17W
32N 16W
32N 15W
32N 14W
Conoco
Stanolind
Bridge Creek
31N 18W
31N 17W
31N 16W
31N 15W
31N 14W
DIVERSIFIED RESOURCES INC
Priority
Bayless
30N 18W
30N 17W
30N 16W
30N 15W
30N 14W
29N 18W
29N 17W
29N 16W
29N 15W
DIVERSIFIED RESOURCES INC.
DDRI Property
Structure Contour
Hogback Monocline
Four Corner Platform
REMARKS
100' Contours
Top of Gallup Sand
0
10,000
FEET

DIVERSIFIED RESOURCES INC.

Ute Mountain Ute Tribal 21-D



UTE MOUNTAIN TRIBAL - VERDE
Modern Drilling and Completion Gallup Well
$800,000 Drill and Complete
IP 42 BOPD EUR 125,000
NPV 10% $2,333,552
Daily Rate
100
10
1
0.1
0.01
2008
2010
2012
2014
2016
2018
2020
2022
Time

- Infill Well Verde Gallup Field Drilled 2008
- 40 acre spacing
- IP Rate 42 BOPD
- Production Increased over a 6 month period to 62 BOPD.
- Steady Low decline rate of 18%
- Cumulative Production to date 82 MBO
- EUR 124 MBO
- NPV 10% $2.6 MM
- Drill and Completion ~ $800,000
- ROI 6.97
- Economic Life 30.6 Yrs

DIVERSIFIED RESOURCES INC.

New Well Economics


UTE MOUNTAIN UTE - VERDE
Modern Drilling and Completion Gallup Well
$800,000 Drill and Complete
IP 110 BOPD EUR 170 MBO
WI 55% NPV 10% $1,954,262 Payout 8 Months
1,000
100
10
1
0.1
Daily Rate
2015
2017
2019
2021
2023
2025
2027
2029
Time

- New Well Potential
- DDRI WI 55%
- Infill PUDS 40 Acre Spacing
- Modern Completion 5 Zones (Green Horn, Juana Lopez, Gallop Sand, Niobrara, Mancos Stray Sand)
- IP 110 BOPD
- EUR 170 MBOE
- Similar decline to 21-D
- NPV 10% $3.6 MM
- Payout 8 Months
- Drill and Completion ~ $900,000
- ROI 7.52
- Economic Life 27 Years

Recent Activity and Proposed Drilling and Seismic AMI


Stanolind
Bridge Creek
31N 15W
Ute Tribal 21-D
DIVERSIFIED RESOURCES INC
Permitted Locations
2 New Wells Estimated IP 200+ BOPD Combined
DIVERSIFIED RESOURCES INC
Proposed Drilling AMI
Bubble Map
Cumulative Produciton
Structure Contour Map
100' Contours
Top of Gallup Sand
0
5,000
FEET

Horseshoe Gallup Horizontal Development

Possible Locations	80
Estimated IP's	300+ Bopd
Estimated Cum Production	200-400 Mboe
Estimated Well Cost	$2.0 $MM




31N 16W
31N 1
Chuza HZ Wells
DIVERSIFIED RESOURCES INC.
SAN JUAN BASIN HORSESHOE GALLOP
GALLOP SAND
PROPOSED HZ FIELD DEVELOPMENT

Helium Highlights

Helium Production to Date	~1 Bcf
Helium content	3.2-7.5%
Federal Helium Price	$95/MCFG
Estimated Private Supplier Price	$140/Mcf


Area of historical He production
Four Corners Platform
San Juan Basin
Rio Arriba
San Juan
Uncom-pahgre Brazos uplift
San Luis Basin
Colfax
Raton Basin
Union
Taos
Mora
Sierra Grande uplift
Harding
L.A.
McKinley
Sandoval
Espanola Basin
San Miguel
Zuni uplift
Albuquerque Basin
Santa
Guadalupe
Quay
Acoma Basin
Bernalillo
Tucumcari Basin
Cibola
Valencia
Torrance
Estancia Basin
Sin Nombre arch
De Baca
Catron
Socorro
Carrizozo Basin
Lincoln
Chaves
Jornada del Muerto Basin
Pedernal uplift
Palomas Basin
Northwest shelf
Grant
Sierra
Burro uplift
Doña Ana
Mesilla Basin
Tularosa Basin
Otero
Eddy
Lea
Delaware Basin
Central Basin platform
Florida uplift
Luna
Hidalgo
Pedregosa Basin
50 miles
100 km
N

Four Corners Platform Helium Trend – Upside Potential

Helium Production Trend


Hogback Pennsylvanian
Rattlesnake Mississippian/Devonian
Tocito Dome North Mississippian
Tocito Dome North Pennsylvanian
Beautiful Mountain Mississippian/Devonian
Big Gap Organ Rock
San Juan



DJ Basin

Acreage Held by Industry Players

Noble Energy	730,000
Anadarko Petroleum	350,000
Synergy	291,000
EOG Resources	122,000
PDC Energy	97,000
Ultra Petroleum	80,000
Carrizo Oil & Gas	66,500
Bill Barrett Corp.	60,600
Bonanza Creek Energy	35,000


6200'
6300'
6400'
6500'
6600'
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn

DIVERSIFIED RESOURCES INC.

DJ Basin - Weld County, Colorado - Timm Lease Area Activity



Silo Field
11 MMBO
9 BCFG
eogresources
600 + Permits
EOG 80-09H
IP 468 BOPD
1325 BOPD
Codell Hz
Wyoming
Colorado
Weld County
CIRQUE
eogresources
EOG Jake 2-01H
IP 1500 BOPD
57 Mo Cum: 235 MBOE,
Peak Oil Month
765 BOE/D Niobrara
Anadarko
Timm Lease
NBL
Grover Field
3.4 MBOE
WHITING
Red Tail
SYNERGY
Continental
CARRIZO
NBL
East Pony
32 HZ
Wells/Section
Wattenberg
2.8 TCFG
18 MMBO
DIVERSIFIED RESOURCES INC
Niobrara/Codell/J Sand Production
0
25,000
FEET
EOG/Noble/Whiting

DIVERSIFIED RESOURCES INC.

Timm Lease Vertical Plug and Perf Completion



Timm 5-15 - GROVER
IP 100 BOPD 110 MCFGPD
NPV 10% $1,078,801
Future Net Revenues $1,479,900
EUR Oil 75,621 bbl ROI2.64, ROR 100%
1,000
100
10
1
2015
2017
2019
2021
2023
2025

Time

- Infill Grover Field Vertical Completion with a plug and perf re-completion
- 40 acre Spacing
- Estimated IP J Sand completion 100 BOPD
- Estimated Plug and Perf Re-completion in Codell Niobrara "B" and "C" Benches IP 100 BOPD
- Future Net Revenues $1.5 MM
- NPV 10% $1,078,801
- EUR Estimated 75 MBO
- ROI 2.64
- ROR 100%
- Drill and Complete $750,000
- Recomplete $150,000
- Economic Life 13 Years

EOG Jubilee 80-09 Horizontal Codell Sand Well


1,000
100
10
1
0.1
0.01
2013
2015
2017
2019
2021
2023
2025
2027
Daily Rate
Time

- EOG 3000' Codell Horizontal Completion
- 18 Stage Frac Job
- IP Rate 468 BOPD 267 MCFGPD
- Cumulative Production 114 MBOE
- EUR 283 MBOE
- Estimated Drilling and Completion Cost $3.5 MM
- NPV 10% $2.6 MM @ $50/BO and Escalating 2%/Yr

- ROI 2.57
- ROR 48.91%
- Economic Life 34 Yrs

Log Comparisons to EOG and Noble

- Codell Log Characteristics may be better than EOG Producing wells (Porosity Higher, Resistivity Higher).
- EOG Laterals 3000’-9800’
- Niobrara Log Characteristics may be better than both EOG and Noble production.
- EUR From Codell estimated to be 350,000 BO
- EUR From Niobrara estimated to be 250,000/ Bench
- Possible 12 Horizontal Wells can be drilled on Timm Lease 4 Codell and 8 Niobrara.
- Additional potential possible in both the Fort Hayes and Green Horn formations

DIVERSIFIED RESOURCES INC.

Well Activity – Timm Lease

Asset Highlights

Gross Acres	640
Net Acres	640
30-Day Niobrara HZ IP (Boepd)	~200
30 Day Codell HZ IP (Boepd)	~450
EUR/Well HZ Niobrara (Mboe) *(90% oil)*	~250
EUR/Well HZ Codell (Mboe) *(90% Oil)*	~350
D&C/Well HZ ($MM) (100% WI)	$3.5
Potential HZ Locations	12


Timm Lease
DF Ranch 1161-8-12
45 Mo Cum:32 MBOE,
Peak Oil mo:
EOG Jake 2-01H
57 Mo Cum:
239 MBOE,
Peak Oil Month
765 BOE/D
Niobrara
Noble
Shable 19-99 HZ
43 Mo Cum:
89 MBOE
Peak Oil Month
207 BOE/D
Niobrara





Garcia Field

Garcia Field Overview


OXY
PIONEER
NATURAL RESOURCES
DIVERSIFIED
RESOURCES INC.

- Raton Basin
- 4,600 Net Acres
- Proven Shallow Gas
- Possible Deep Gas/Oil
- Helium Potential
- Electrical Generation



DST Madera Sand
Rec. 75' HOCM, 13' O
Tested 50 MCFGPD
6.19 Gal/M
Tested 100
MCFGPD
Tested 52 MCFGPD
5.48 Gal/M
Tested 87 MCFGPD
6.92 Gal/M
IP 244.8 MCFGPD
Tested 98 MCFGPD
7.42 Gal/M
Tested 442 MCFGPD
5.76 Gal/M
Tested 98
MCFGPD
Tested 98 MCFGPD
5.81 Gal/M
Tested 90 MCFGPD
7.83 Gal/M
34S 62W
DIVERSIFIED
RESOURCES INC.
Garcia Field
Structure Contour
Diversified Acreage
Raton Basin
0
5,000
FEET



Financial Estimates

Sources & Uses of Funds

		% of Total
Preferred equity	$10.0	*100.0%*
Total sources	**$10.0**	**100.0%**
Debt Refinancing	$1.7	*17.4%*
Developmental Capital	7.7	*76.6%*
Transaction costs	0.6	*6.0%*
Total uses	**$10.0**	**100.0%**

Exit Assumptions

Valuation method (1=EBITDA, 2=BOEPD, 3 P/E, 4 PV10)	1
Exit year	3
Exit EBITDA multiple	7.5x
Exit BOEPD $	$70,000
Exit P/E ratio	10
PV10	1.2

Other Switches / Assumptions

Minimum cash balance	$0.5
Annual G&A	$2.0
Annual G&A Growth	3.0%
Tax rate	40.0%

Scenarios

Pricing Scenario	Nymex - 5/27
Gas Differential	15%
Oil Differential / Transportation	($10.00)

Model Checks

Sources and uses balance	TRUE
Balance sheet balances	TRUE
Revolver limit observed	TRUE


PDP PV10
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
2015
2016
2017
2018
2019
2020


EBITDA
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2015
2016
2017
2018
2019
2020

Income Statement

($ in millions, except commodity prices)	Y 1 2015	Y 2 2016	Y 3 2017	Y 4 2018	Y 5 2019
	Proforma				
Net Production					
Oil (mbo)	130.1	200.9	242.1	299.1	357.6
Gas (mmcf)	23.1	28.9	24.2	26.7	31.1
Production (mboe)	134.0	205.7	246.1	303.5	362.7
Daily Production (boe)	368.0	562.0	674.3	831.5	993.8
Commodity Pricing					
Oil	$59.06	$61.27	$63.35	$65.27	$66.76
Gas	$3.44	$3.67	$3.86	$3.96	$4.08
Revenue	$7.8	$12.4	$15.4	$19.6	$24.0
Transportation	(1.3)	(2.0)	(2.4)	(3.0)	(3.6)
LOE	(0.6)	(0.7)	(0.8)	(0.9)	(1.0)
Production Taxes	(0.5)	(0.8)	(1.0)	(1.2)	(1.4)
Gross profit	5.3	8.9	11.3	14.6	18.0
G&A	(2.0)	(2.1)	(2.1)	(2.2)	(2.3)
EBITDA	$3.3	$6.8	$9.1	$12.4	$15.8

Per BOE Analysis

	Y 1 2015	Y 2 2016	Y 3 2017	Y 4 2018	Y 5 2019
Revenue	$57.95	$60.35	$62.69	$64.66	$66.15
Transportation	($9.71)	($9.77)	($9.84)	($9.85)	($9.86)
LOE & Taxes	(8.88)	(7.47)	(7.08)	(6.75)	(6.56)
G&A	($14.93)	(10.02)	(8.62)	(7.20)	(6.21)
EBITDA	$24.43	$33.10	$37.15	$40.85	$43.53

Price Sensitivity


WTI
$45/BARREL
$3.52/Barrel
EBITDAX
$41.48/Barrel
G+A
LOE
Transportation
Taxes
250 BOE/DAY
$14.79/Barrel
EBITDAX
$30.21/Barrel
G+A
LOE
Transportation
Taxes
500 BOE/DAY
WTI
$55/BARREL
$13.52/Barrel
EBITDAX
$41.48/Barrel
G+A
LOE
Transportation
Taxes
250 BOE/DAY
$24.79/Barrel
EBITDAX
$30.21/Barrel
G+A
LOE
Transportation
Taxes
500 BOE/DAY
WTI
$65/BARREL
$23.52/Barrel
EBITDAX
$41.48/Barrel
G+A
LOE
Transportation
Taxes
250 BOE/DAY
$34.79/Barrel
EBITDAX
$30.21/Barrel
G+A
LOE
Transportation
Taxes
500 BOE/DAY

Disclaimer

The information contained herein (the "Information") is solely intended for informational and discussion purposes. It is based on information obtained from the Company and sources generally available to the public. The Placement Agent has not independently verified any of the Information, including the financial information and projection statements, contained herein and makes no representation or warranty as to the accuracy or completeness of this Information, and the Placement Agent shall have no liability whatsoever, for any direct or consequential loss arising from any use of the Information or for any representations (express or implied) contained in or for any omissions from this Information or any other written or oral communications transmitted to the recipient in the course of its evaluation.

Hydrocarbon Quantities

This presentation includes certain estimates of proved reserves that have not been prepared in accordance with SEC pricing guidelines. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions (using un-weighted average 12-month first day of the month prices), operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.

In this presentation we have used the following terms to refer to unproven hydrocarbon quantities that the SEC rules would prohibit from inclusion in SEC filings:

“Resource Potential” refers to our internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling and recovery techniques. Resource potential may not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or proposed SEC rules and does not include any proved reserves. Area wide resource potential has been risked using a risk factor selected by our management. Actual quantities that may be ultimately recovered from our interests will differ substantially. Factors affecting ultimate recovery include the scope of our ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of resource potential may change significantly as development of our resource plays provides additional data.

“EUR”, or Estimated Ultimate Recovery, refers to our internal estimates per well of hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. These quantities do not necessarily constitute or represent reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or proposed SEC rules.

In this presentation, “potential drilling locations” represent the number of locations that we currently estimate could potentially be drilled in a particular area determined by (a) dividing the number of net acres in which we have an interest by our estimated well spacing requirements applicable to that area, and (b) reducing the resulting number by a risk factor based on our management’s internal estimates of the risks and probabilities associated with drilling in that area. Our actual drilling activities will depend on oil and natural gas prices, the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, gathering system and transportation constraints, regulatory approvals and other factors. We may not be able to drill wells on many of these locations.